QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2002

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)
15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

Registrant's telephone number, including area code: (972) 713-3500

Not Applicable
(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

        Attached hereto are audited financial statements for the year ended December 31, 2001 for Arlington Surgicare Partners, Ltd. ("Arlington"), Corpus Christi Outpatient Surgery, Ltd. ("Corpus"), and Coast Surgery Center of South Bay, Inc. ("Coast Corp"). United Surgical Partners International, Inc. ("USPI") acquired ownership interests in Arlington and Corpus during 2002 resulting in USPI's control of those entities. Coast Corp is the majority owner of Coast Surgery Center, L.P. ("Coast LP"), a surgical facility USPI began operating under a management contract concurrent with USPI's acquisition of a 34% minority ownership interest in Coast LP effective December 1, 2001.

Item 7(c). EXHIBITS

99.1	Financial Statements of Arlington Surgicare Partners, Ltd.
99.2	Financial Statements of Corpus Christi Outpatient Surgery, Ltd.
99.3	Financial Statements of Coast Surgery Center of South Bay, Inc.

B-2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ MARK A. KOPSER Mark A. Kopser Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: September 9, 2002

B-3

QuickLinks

SIGNATURE